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                                                                  Exhibit 10.1.6

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                                      WITH

                    [NAME OF EMPLOYEE], ID NUMBER __________

                                 (EMPLOYEE COPY)

                         (sign and keep this document for your future reference)
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                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                                      WITH

                  [NAME OF EMPLOYEE], ID NUMBER _______________

                                 (COMPANY COPY)

                                      (sign and return this copy to the Company)
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                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             STOCK OPTION AGREEMENT
 GRANTED UNDER APPENDIX A OF THE AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

      (INTENDED FOR ISRAELI RESIDENTS QUALIFYING UNDER SECTION 102(B)(2) -
                             "CAPITAL GAINS TRACK")

     This option agreement is made this [DAY] day of [MONTH, YEAR], between Predix Pharmaceuticals Holdings, Inc., a Delaware corporation (the "Company"), and [EMPLOYEE NAME], ID Number [EMPLOYEE ID NO.], (the "Participant").

     Unless otherwise defined herein, capitalized terms used in this option agreement shall have the same meanings as ascribed to them in Predix Pharmaceuticals Holdings, Inc. Amended and Restated 2003 Stock Incentive Plan, including Appendix A thereof (the "Plan").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1.   GRANT OF OPTION.

     (a) This option agreement evidences the grant by Predix Pharmaceuticals Holdings, Inc., a Delaware corporation (the "Company"), on [DATE] (the "Grant Date") to [EMPLOYEE NAME], ID Number [EMPLOYEE ID NO.], an Employee of the Company's subsidiary (the "Eligible 102 Participant"), of an option (the "Option") to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated 2003 Stock Incentive Plan (the "Plan"), a total of [NUMBER OF SHARES] shares (the "Shares") of common stock, $0.01 par value per share, of the Company (the "Common Stock") at a price of $___ per Share (the "Exercise Price"). Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern time, on [10 YEARS FROM GRANT DATE] (the "Final Exercise Date"). The Option grant is subject to the terms and conditions of
Section 102(b)(2) of the Income Tax Ordinance (New Version) - 1961, the Plan, which is incorporated herein by reference, and the Trust Agreement, entered into between the Company and Yoram Wilamowski of Ernst & Young (the "Trustee"). The options evidenced by this Option grant are intended to qualify as 102 Capital Gains Track Options. In the event of a conflict between the terms and conditions of the Plan and this option agreement, the terms and conditions of the Plan shall prevail. However, Sections 1 and 2 of this option agreement set out specific terms for the Eligible 102 Participant hereunder, and will prevail over more general terms in the Plan, if any, or in the event of a conflict between this option agreement and the Plan.

     (b) Issuance of Options in Compliance with Section 102 of the Israeli Tax Ordinance. The Options will be registered in the Company's records in the name of the Trustee as required by law to qualify under Section 102. The Eligible 102 Participant shall comply with the Ordinance, the Rules, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The Trustee will hold the Options or the Shares to be issued upon exercise of the Options for the Required Holding Period, as set forth in the Plan. The Required Holding Period for 102 Capital Gains Track Options pursuant to the provisions of the ITO is 24 months from the end of the tax year during which the Options are granted. The Eligible 102
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Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any Option or Share granted to him thereunder. The Eligible 102 Participant hereby confirms that he or she shall execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the ITO and particularly the Rules.

     Except as otherwise indicated by the context, the term "Eligible 102 Participant", as used in this option agreement, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

     2.   VESTING SCHEDULE.

     Subject to the terms and conditions of this option agreement, this Option to purchase the Shares shall become exercisable ("vest") in 48 monthly installments. Each installment shall consist of 2.0833% of the total number of the Shares. Such installments shall become exercisable on the first day of each month beginning on [INSERT DATE]. The number of shares included in each of the first 47 installments shall be rounded down to the nearest whole number, whilst the number of shares included in the 48th and final installment shall be the remaining unvested balance of the Shares. [FOR NEW EMPLOYEES ONLY:
NOTWITHSTANDING THE FOREGOING, THIS OPTION SHALL NOT BE EXERCISABLE FOR ANY SHARES UNTIL THE DATE THAT THE PARTICIPANT HAS BEEN EMPLOYED BY THE COMPANY OR ANY AFFILIATE THEREOF FOR A PERIOD OF ONE YEAR.]

     The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof or the Plan.

     3.   EXERCISE OF OPTION.

          (a) Form of Exercise. Each election to exercise this Option shall be
(i) by written notice in the form attached hereto as Exhibit A, or in such other form as the Company and/or the Trustee may from time to time prescribe, duly signed by the Eligible 102 Participant and received by the Company or its designee (and the Trustee, where applicable) and (ii) payment in full of the Exercise Price for each Share purchased upon exercise of this Option. Payment of the Exercise Price for each Share shall be made in accordance with Section 5(f) of the Plan. The Eligible 102 Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until all conditions set forth in the Plan and this option agreement have been satisfied.

          (b) Compliance with Section 102 Upon Exercise of Options. The Company or its designee will notify the Trustee of any exercise of Options as set forth in the written notice form. If such notification is delivered during the Required Holding Period, the Shares issued upon the exercise of the Options shall be issued in the name of the Trustee, and held in trust on the Eligible 102 Participant's behalf by the Trustee. In the event that such notification is


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delivered after the end of the Required Holding Period, the Shares issued upon the exercise of the Options shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with the provisions of Section 5 below. In the event that the Eligible 102 Participant elects to have the Shares transferred to the Eligible 102 Participant without selling such Shares, the Eligible 102 Participant shall become liable to pay taxes immediately at the rate prescribed by law.

          (c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Eligible 102 Participant, at the time of vesting of Options hereunder, is, and has been at all times since the Grant Date, an employee, office holder or director of the Company or an Affiliate whose employees, office holders or directors are considered Eligible 102 Participants.

          (d) Termination of Relationship with the Company. If the Eligible 102 Participant ceases to be an Eligible 102 Participant for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this Option shall be exercisable only to the extent that the Eligible 102 Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Eligible 102 Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Eligible 102 Participant and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Eligible 102 Participant from the Company describing such violation.

          (e) Exercise Period Upon Death or Disability. If the Eligible 102 Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible 102 Participant and the Company, or its Affiliate, as applicable, has not terminated such relationship for "Cause" as specified in paragraph (f) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Eligible 102 Participant, by the Eligible 102 Participant (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Eligible 102 Participant on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

          (f) Discharge for Cause. If the Eligible 102 Participant, prior to the Final Exercise Date, is discharged by the Company, or its Affiliate, as applicable, for "Cause" (as defined below), the right to exercise this Option shall terminate immediately upon notice of such discharge. "Cause" shall mean willful misconduct by the Eligible 102 Participant or willful failure by the Eligible 102 Participant to perform his or her responsibilities to the Company or its Affiliate, as applicable (including, without limitation, breach by the Eligible 102 Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Eligible 102 Participant and the Company), as determined by the Company, which determination shall be conclusive. The Eligible 102 Participant shall be


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considered to have been discharged for "Cause" if the Company determines, within
30 days after the Eligible 102 Participant's resignation, that discharge for Cause was warranted.

          (g) Release of Options from Trust. Upon the end of the Required Holding Period or as otherwise provided in the Plan, the Eligible 102 Participant shall be entitled to (i) receive from the Trustee all Options which have vested, (ii) exercise the Options and (iii) sell the Shares thereby obtained subject to the other terms and conditions of this option agreement and the Plan, including in particular provisions relating to the payment of tax, as set out in Section 5 below.

     4.   AGREEMENT IN CONNECTION WITH PUBLIC OFFERINGS.

     If in connection with a registration statement filed by the Company pursuant to the United States Securities Act of 1933, as amended, the Company or its underwriter so requests, the Eligible 102 Participant will agree not to Sell any Shares for a period not to exceed 180 days following the effectiveness of such registration statement.

     5.   WITHHOLDING.

     Any tax consequences arising from the grant or exercise of this Option, from the payment for Shares covered thereby, the issuance of Shares, or from any other event or act of the Company, and/or its Affiliates, the Trustee or the Eligible 102 Participant hereunder, shall be borne solely by the Eligible 102 Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes as required under applicable laws, rules, and regulations, including as required by the ITO and the Rules. No Shares will be issued pursuant to the exercise of this Option unless and until the Eligible 102 Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any applicable withholding taxes required by law to be withheld in respect of this Option. The Company or any of its Affiliates and the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Options granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Eligible 102 Participant, and/or
(ii) requiring an Eligible 102 Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares. In addition, the Eligible 102 Participant will be required to pay any amount which exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable Israeli tax regulations. Furthermore, the Eligible 102 Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Eligible 102 Participant.

     6.   NONTRANSFERABILITY OF OPTION.

     This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Eligible 102 Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Eligible 102 Participant, this Option


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shall be exercisable only by the Eligible 102 Participant. The transfer of the
Options is further limited as set forth in the Plan.

     As long as the Options and/or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, can not be transferred, assigned, pledge or mortgaged, other than by will or pursuant to the laws of descent and distribution.

     7.   MISCELLANEOUS.

     (a) Continued Engagement. The Eligible 102 Participant acknowledges and agrees that this option agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee, office holder or director for the vesting period, for any period, or at all, shall not interfere in any way with the Eligible 102 Participant's right or the right of the Company or its Affiliate to terminate the Eligible 102 Participant's relationship as an employee, office holder or director at any time, with or without cause, and shall not constitute an express or implied promise or obligation of the Company to grant additional Options to Eligible 102 Participant in the future.

     (b) Governing Law. This option agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law. Notwithstanding the foregoing, all matters directly related to the share capital of the Company or other internal corporate issues relating to the Company shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the rules respecting conflict of law.

     (c) Entire Agreement. This option agreement, together with the Plan and the Trust Agreement, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this option agreement, the Plan and the Trust Agreement.

     (d) Modifications And Amendments. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     (e) Data Privacy. By entering into this Agreement, the Eligible 102
Participant: (i) authorizes the Company and each affiliate, and any agent of the Company or any affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its affiliates such information and data as the Company or any such affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and
(iii) authorizes the Company and each affiliate to store and transmit such information in electronic form.

                                     *******


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By the signature of the Eligible 102 Participant and the signature of the
Company's representative below, Eligible 102 Participant and the Company agree that the Options are granted under and governed by (i) this option agreement,
(ii) Predix Pharmaceuticals Holdings, Inc. Amended and Restated 2003 Stock Incentive Plan, including Appendix A thereof, a copy of which has been provided to the Eligible 102 Participant or made available for his review, (iii) Section 102(b)(2) of the Income Tax Ordinance (New Version) - 1961 and the Rules promulgated in connection therewith, and (iv) the Trust Agreement, a copy of which has been provided to the Eligible 102 Participant or made available for his review. Furthermore, by the Eligible 102 Participant's signature below, the Eligible 102 Participant agrees that the Options will be issued to the Trustee to hold on the Eligible 102 Participant's behalf, pursuant to the terms of the ITO, the Rules and the Trust Agreement.

In addition, by his signature below, Eligible 102 Participant confirms that he or she is familiar with the terms and provisions of Section 102 of the Ordinance, particularly the Capital Gains Track described in subsection (b)(2) thereof, and agrees that he will not require the Trustee to release the Options or Shares to him, or to sell the Options or Shares to a third party, during the Restricted Holding Period, unless permitted to do so by applicable law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.

                                        PREDIX PHARMACEUTICALS HOLDINGS, INC.


Dated: [DATE OF GRANT]                  By:
                                            ------------------------------------
                                        Name: CHEN SCHOR
                                        Title: CHIEF BUSINESS OFFICER


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                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof.

                                        PARTICIPANT NAME: [EMPLOYEE NAME]

                                        ID NUMBER: [EMPLOYEE ID NO.]


                                        SIGNATURE:
                                                   -----------------------------

                                                   -----------------------------

                                        ADDRESS:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------


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                                    EXHIBIT A

                         NOTICE OF STOCK OPTION EXERCISE

                            (STOCK OPTION AGREEMENT)

                                                              Date: ____________

Eligible 102 Participant name, ID number and address:

Name: [EMPLOYEE NAME]

ID number: [EMPLOYEE ID NO.]

Address:

_____________________________________

_____________________________________

_____________________________________

Attention: Treasurer

Dear Sir or Madam:

     I am the holder of Options granted to me under Appendix A of the Predix Pharmaceuticals Holdings, Inc. (the "Company") Amended and Restated 2003 Stock Incentive Plan on [GRANT DATE] for the purchase of [NUMBER OF SHARES] shares of Common Stock of the Company at a purchase price of $______ per share.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I hereby exercise my Option to purchase _________ shares of Common Stock (the "Shares"), at an exercise price of $________.

     I am paying the option exercise price for the Shares as follows:

     _____________________________________________________________________

     Please issue the Shares (check one):

     [ ]  to me; or


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     [ ]  to me and ____________________________, as joint tenants with right of survivorship,

     Tax I.D. #: _________________________

     at the following address:

     _____________________________________

     _____________________________________

     _____________________________________

My mailing address for shareholder communications, if different from the address listed above, is:

     _____________________________________

     _____________________________________

     _____________________________________

Very truly yours,


-------------------------------------
(Signature)


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